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                              LOOMIS SAYLES FUNDS
                    SUPPLEMENT DATED AUGUST 14, 2000 TO THE
                     LOOMIS SAYLES EQUITY FUNDS PROSPECTUS
                DATED FEBRUARY 1, 2000 AS REVISED AUGUST 1, 2000

    1. The following replaces the last sentence in the fourth paragraph under "Principal Investment Strategies" for the Loomis Sayles Small Cap Value Fund:

    The Fund may engage in foreign currency hedging transactions and also may invest in real estate investment trusts, Rule 144A securities, and, to the extent permitted by the Investment Company Act of 1940, investment companies.

    2. The following replaces the last sentence in the fourth paragraph under "Principal Investment Strategies" for the Loomis Sayles Mid-Cap Value Fund:

    The Fund may also invest in real estate investment trusts, Rule 144A securities, and, to the extent permitted by the Investment Company Act of 1940, investment companies.

    3. The following replaces the paragraph under "More Information About the Funds' Investment Risk Considerations -- Closed-end Investment Companies":

INVESTMENT COMPANIES

    Investment companies, including each of the Funds as well as exchange traded investment companies such as iShares, "SPIDERs" and "WEBS," are essentially pools of securities. Since the value of an investment company is based on the value of the individual securities it holds, the value of a Fund's investment in an investment company will fall if the value of its underlying securities declines. As a shareholder in an investment company, the Fund will bear its ratable share of that company's expenses, including management fees, and will remain subject to similar expenses of the Fund with respect to the assets so invested. An investment in an investment company may be less liquid than a direct investment in its underlying securities would be.